Exhibit 99.1

TIAA REAL ESTATE ACCOUNT
Quarterly Performance Analysis

Quarter Ended September 30, 2026
The TIAA Real Estate Account (the "Account") was established in February 1995 as a separate account of Teachers Insurance and Annuity Association of America ("TIAA") and interests in the Account were first offered to eligible participants on October 2, 1995. The Account offers individual and group accumulating annuity contracts (with contributions made on a pre-tax or after-tax basis), as well as individual lifetime and term-certain variable payout annuity contracts (including the payment of death benefits to beneficiaries). Investors are entitled to transfer funds to or from the Account under certain circumstances. Funds invested in the Account for each category of contract are expressed in terms of accumulation units, and accumulation unit values will fluctuate depending on the Account’s performance.
We believe the Account is unique in that it offers TIAA’s retirement plan participants investment exposure to a portfolio of income producing real estate, diversified across property types and geographic locations. While the Account offers investors the opportunity to invest in income-producing real estate usually only available to large institutional investors, there are relatively few sources of returns that can be used as a direct comparison for assessing the performance of the Account. In addition, such comparisons are highly complex.
The Quarterly Performance Analysis that follows is designed to provide comparisons of the Account’s performance to that of a broad-based, widely used index (with two types of return weightings) of direct real estate investment funds and accounts. Interested parties should keep in mind that the Account’s “Total Return” represents the actual performance and returns of the Account. In other words, it represents the actual changes in unit values as reported to Account participants in the Account’s historical financial statements.
However, given the unique features of the Account, including its liquidity guarantee feature, the "Adjusted Total Return" of the Account is provided below as an additional tool to aid certain investors in understanding the adjusted performance of the Account relative to the NFI-ODCE.

The following analyses are intended for institutions, plan sponsors and their representatives.
REAL ESTATE COMPARISON INDICES
Management believes the NCREIF Fund Index - Open End Diversified Core Equity ("NFI-ODCE") is the most appropriate index to compare to the performance of the Account. The National Council of Real Estate Fiduciaries ("NCREIF") calculates and publishes value-weighted and equal-weighted performance returns of the NFI-ODCE.
Indices are typically value-weighted as this methodology better represents the performance of the overall marketplace. The performance of a value-weighted index is more influenced by larger funds included in the index. Equal-weighted performance is presented as additional information, to show what the results would be if all funds in the index were treated equally, regardless of size.
All NFI-ODCE returns shown are net of fees and expenses.
COMPARISON BETWEEN THE ACCOUNT’S ADJUSTED TOTAL RETURN AND THE NFI-ODCE RETURN
In order to more appropriately compare the performance of the Account with its peers in the NFI-ODCE, certain aspects of the Account’s historical performance have been adjusted to arrive at the Account’s "Adjusted Total Return."
Adjusting the Total Return of the Account allows for a more equitable assessment and comparison with the other open-end direct real estate products contained in the NFI-ODCE that may not have a guaranteed liquidity feature and accompanying costs and cash drag embedded in the product. The Account targets to hold between 15% and 25% of its net assets in Liquid Assets (as defined below). The adjustments to arrive at an Adjusted Total Return effectively remove the low point of this range (the lesser of 15% or the percentage of Liquid Assets in the Account), as this has generally been the Liquid Asset level deemed appropriate by management in light of the liquidity guarantee provided by TIAA.
To calculate the Adjusted Total Return, the Account’s Total Return is adjusted by removing the effect of (i) cash and all non-real estate-related marketable securities (collectively, “Liquid Assets”) held by the Account at the end of each period (only to the extent such Liquid Assets comprised 15% of the Account’s net assets as of such dates) and (ii) the actual expense charge associated with the liquidity guarantee provided to the Account by TIAA. A reconciliation of Total Return to Adjusted Total Return is included in the financial tables contained in Appendix A.

Management believes that a comparison of only the Account’s Total Return performance to that of a broad-based index is not meaningful for investors, given the unique liquidity guarantee feature. As a result, management believes that the Adjusted Total Return is a more appropriate approximation of the Account’s performance when juxtaposed with a widely recognized index such as the NFI-ODCE. This adjustment removes the impact of holding significantly more Liquid Assets historically than the peer group and management believes allows for a more appropriate comparison with other direct real estate peers.

It is important to note that differences in the use of leverage between the Account and the NFI-ODCE can contribute to differences between the Adjusted Total Return and the NFI-ODCE return. Higher leverage, measured by the loan-to-value ratio ("LTV"), can produce higher returns but also exposes investors to higher levels of risk. The Account's loan-to-value ratio is based on the ratio of the outstanding principal amount of the Account’s debt to the Account’s total gross assets. In calculating outstanding indebtedness, we include only the Account’s actual percentage interest in any borrowings on a joint venture investment and not that of any joint venture partner and exclude leverage, if any, employed by real estate funds, real estate operating businesses or REITs in which the Account may invest. The Account’s total gross assets, for this purpose, is equal to the Account’s total assets plus the Account’s actual percentage interests in borrowings on joint venture investments, since the Account’s investments in real estate joint ventures are reflected on a net basis in its consolidated statement of assets and liabilities.

Please see the Account’s prospectus in the section entitled "Establishing and managing the Account - The role of TIAA - Liquidity guarantee."

USE AND LIMITATIONS OF NON-GAAP INFORMATION
The Adjusted Total Return is not a measure of performance or returns under U.S. generally accepted accounting principles ("GAAP"). For the reasons discussed above, management believes that the presentation of Adjusted Total Return is useful in allowing interested parties to conduct a fair evaluation of the Account’s performance with its peers. Adjusted Total Return should be considered along with, but not as an alternative to, Total Return as a measure of the Account’s performance.
Adjusted Total Return will serve as part of the quantitative measurement of the performance of the Account by management and may be used as a factor in assessing performance-based compensation for TIAA managers that service the Account.
The Account’s reconciliations to the most comparable GAAP measure (Total Return) and the excluded aspects (Liquid Assets and the expenses associated with TIAA’s provision of the liquidity guarantee) should be considered when evaluating the Account’s total performance, as well as the usefulness of its non-GAAP financial measures. The effects of these differences in methodology may be significant and should not be construed by investors as an accurate indication of the Account’s actual relative performance. Investors that are evaluating the performance of the Account should consider the financial statements in their entirety.
Historical results may be revised if the NFI-ODCE contributors revise their historical information.

Total Return and Adjusted Total Return for the Quarter Ended September 30, 2026
	Quarterly	1 Year	3 Year	5 Year	10 Year	Since Inception	LTV[4]
Total Return[1]	3.96%	7.21%	0.22%	0.94%	3.05%	5.35%	17.8%
Adjusted Total Return[2]	4.27%	7.79%	0.52%	1.39%	3.68%	6.56%	N/A
NFI-ODCE Value Weight Total Return[3]	1.51%	4.61%	(0.25)%	0.90%	3.69%	6.85%	27.2%
NFI-ODCE Equal Weight Total Return[3]	1.57%	4.68%	(0.43)%	0.87%	3.92%	6.65%	26.7%
1 Total Return performance for the Account is based on actual changes in unit values as reported to Account participants in the Account’s historical financial statements.
2 Adjusted Total Return is based on the Account’s Total Return published in the Account’s historical financial statements dating back to inception. The components of the Account’s financial statements upon which the Adjusted Total Return is based excludes certain cash and short term securities and expenses associated with the liquidity guarantee because the constituents of the NFI-ODCE do not have this unique product feature. See Appendix A for a full reconciliation of the historical calculation.
3 The total returns for all comparative periods, except since inception, for the value-weighted and equal-weighted NFI-ODCE are calculated by NCREIF, net of fees and expenses. The since inception return is calculated by Management and represents a time-weighted rate of return of the index since the inception date of the Account.
Estimated annual expenses of the Account for the period May 1, 2026 through April 30, 2027 are 0.855% of net assets. Historical expenses for the Account have varied significantly since inception, both from a basis points standpoint and actual expense standpoint. Note: Management estimates expenses for the year based on projected expense and asset levels. Differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results.
Since inception, the Account has typically maintained, and on a long-term basis targets an allocation to Liquid Assets of between 15% and 25% of total net assets. However, as of September 30, 2026, these Liquid Assets comprised less than 8% of total net assets of the Account.
4 LTV as of September 30, 2026.

APPENDIX A

RECONCILIATION OF TOTAL RETURN TO ADJUSTED TOTAL RETURNS FOR EACH OF THE PERIODS USED IN THE CALCULATION OF HISTORICAL PERFORMANCE

	For the Quarter Ended September 30, 2026
	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.49%	66.44%	0.99%	71.91%	1.07%
Real estate joint ventures	1.74%	22.69%	0.40%	24.55%	0.43%
Real estate funds	1.09%	3.51%	0.04%	3.80%	0.04%
Real estate operating business	47.98%	5.42%	2.60%	5.86%	2.81%
Loans receivable	1.84%	2.07%	0.04%	2.23%	0.04%
Cash and short term securities	0.97%	7.60%	0.07%	—%	—%
Cash held by wholly owned properties	—%	0.50%	—%	0.55%	—%
Line of credit	(6.12)%	(1.09)%	(0.07)%	(1.18)%	(0.07)%
Other unsecured debt	1.29%	(6.76)%	0.09%	(7.31)%	0.09%
Other	—%	(0.38)%	—%	(0.41)%	—%

Total Account Expenses			(0.20)%		(0.14)%

Account Return			3.96%		4.27%

{1} – See {D} and {E} of Supplemental Information attached hereto.
{2} – The Total Return is weighted by dividing each associated invested asset and debt balance at the beginning of the period by the net assets at the beginning of the period.
{3} – Each invested asset's and debt's total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account's Total Return by multiplying each associated invested asset's or debt weighting by each associated individual return.
{4} – Amounts represent the re-weighting of each invested asset's and debt's individual return after the “cash adjustment”. The "cash adjustment" (which is discussed more fully within the Comparison Between the Account's Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash and short term securities held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of its net assets in cash and short term securities, the full amount of cash and short term securities held would be deducted from the calculation of the Adjusted Total Return.
{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset's and debt's re-weighted percentages by each invested asset's or debt's associated Total Return, less total expenses excluding the expense associated with the Account's liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account's Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

	SUPPLEMENTAL INFORMATION
	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions)	June 30, 2026	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2026	Total Return	Total Return %
Real estate properties	$15,978.2	$(179.0)	$228.7	$174.3	$16,175.0	$224.0
Loans payable	729.4	7.4	(4.2)	—	591.7	3.2
Real estate properties, net	15,248.8	(171.6)	224.5	174.3	15,583.3	227.2	1.49%
Real estate joint ventures	5,206.6	17.7	30.5	42.3	5,318.0	90.5	1.74%
Real estate funds	806.2	—	5.8	3.0	831.7	8.8	1.09%
Real estate operating business	1,245.1	—	597.4	—	1,842.5	597.4	47.98%
Loans receivable	474.0	—	(1.6)	10.3	318.5	8.7	1.84%
Cash and short term securities	1,744.4	—	—	17.0	1,805.5	17.0	0.97%
Cash held by wholly owned properties	114.2	—	—	—	179.1	—	—%
Line of credit	250.0	—	—	(15.3)	302.0	(15.3)	(6.12)%
Other unsecured debt	1,550.4	—	38.4	(18.4)	1,662.0	20.0	1.29%
Other	(87.8)	—	—	—	(157.0)	—	—%
Net assets	$22,951.1	$(153.9)	$895.0	$213.2	$23,757.6	$954.3	4.16%

Expenses
Investment management charges					$(16.8)		(0.07)%
Administrative charges					(12.7)		(0.06)%
Distribution charges					(2.7)		(0.01)%
Liquidity guarantee charges					(16.2)		(0.06)%
Total expenses					$(48.4)		(0.20)%

Net asset value per accumulation unit	$489.635				$509.028		3.96%

{A} – Represents the components of the Account's net assets obtained directly from the Account's consolidated statements of assets and liabilities.
{B} – Represents data directly from the Account's consolidated statements of operations. These columns represent the component pieces of the Account's changes in net asset value over the period presented.
{C} – Represents the components of the Account's net assets obtained directly from the Account's consolidated statements of assets and liabilities. Expenses are obtained directly from the Account's consolidated statements of operations.
{D} – Total Return represents the sum of operating and capital income earned on the Account's invested assets and changes in fair value on the loans payable. The capital income is the Account's realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account's consolidated statements of operations.
{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Account's consolidated statements of assets and liabilities.
The Total Return percentage for the expenses is computed by dividing each expense by the total net assets at the beginning of the period.

RECONCILIATION OF TOTAL RETURN TO ADJUSTED TOTAL RETURNS FOR PERIODS PRIOR TO MARCH 31, 2012 USED IN THE CALCULATION OF HISTORICAL PERFORMANCE

Interested parties are directed to Appendix A of Exhibit 99.1 to the TIAA Real Estate Account’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on May 18, 2012, which contains a detailed reconciliation of Total Return to Adjusted Total Returns for each of the periods used in the calculation of historical performance prior to the period ended March 31, 2012 and which Appendix A is incorporated herein by reference.
A link to Exhibit 99.1 appears below:
https://www.sec.gov/Archives/edgar/data/946155/000093041312003173/c69722_ex99-1.htm
For periods subsequent to March 31, 2012 and through the most recently completed period prior to the period to which this report relates, please see the “TIAA Real Estate Account” filings on Form 8-K which can be found at:
https://www.sec.gov/ix?doc=/Archives/edgar/data/946155/000162828022006269/tiaareal-20220315.htm

The performance data quoted represents past performance, and is no guarantee of future results. Your returns and the principal value of your investment will fluctuate so that your accumulation units or shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted herein. For performance current to the most recent month, visit TIAA.org/advisors or call 888-842-0318.
The Account seeks to generate favorable total returns primarily through the rental income and appreciation of a diversified portfolio of directly held, private real estate investments and real estate-related investments while offering investors guaranteed, daily liquidity. In the past, real estate returns have shown little correlation to stock and bond returns, have been less volatile than stocks in particular, and have tended to provide a good hedge against inflation. The risks associated with investing in the Real Estate Account include the risks associated with real estate ownership including among other things fluctuations in property values, higher expenses or lower income than expected, risks associated with borrowing and potential environmental problems and liability, as well as risks associated with participant flows and conflicts of interest. For a more complete discussion of these and other risks, please consult the prospectus. TIAA-CREF Individual & Institutional Services, LLC, Member FINRA, distributes securities products.
Annuity contracts and certificates are issued by Teachers Insurance and Annuity Association of America (TIAA), New York, NY.
You should consider the investment objectives, risks, charges and expenses of the Account carefully before investing. This document must be preceded or accompanied by a current prospectus for the Account. Please call 888-842-0318 or go to tiaa.org for a copy of the prospectus that contains this and other information. Please read the prospectus carefully before investing.
The TIAA Real Estate Account has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the TIAA Real Estate Account has filed with the Securities and Exchange Commission for more complete information about the TIAA Real Estate Account and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at http://www.sec.gov. Alternatively, the TIAA Real Estate Account, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request by calling toll-free 800-842-2776.
TIAA Real Estate Account Prospectus:
https://connect.rightprospectus.com/TIAA/TVT/878094200/P?site=FUNDS

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